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                                 October 3, 1996


Office of the Chief Accountant
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.   20549

         RE:      Form 8-K for Advantage Life Products, Inc.
                  Change in Certifying Accountant
                  File No.  0-17414

Dear Sirs:

         We have read Item 4 included in the Form 8-K dated July 16, 1996 (date of earliest event reported) of Advantage Life Products, Inc. filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.



                                              /s/ Corbin & Wertz

                                              CORBIN & WERTZ


/les
cc:      Mr. Alan Lipstein, Advantage Life Products, Inc.